EXHIBIT (23.1)
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



                  Consent of Independent Certified Public Accountants.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 6, 1997, which appears on page F-1 of our financial statements included in the Imaging Diagnostic Systems, Inc. Form 10-KSB dated September 26, 1997

                                              /S/Margolies, Fink and Wichrowski
                                              ---------------------------------
                                              MARGOLIES, FINK AND WICHROWSKI

         Pompano Beach, Florida
         January 7, 1998